Debt	6 Months Ended
Jun. 30, 2021
Marketwise, LLC
Line of Credit Facility [Line Items]
Debt	Debt
On December 31, 2013, we entered into a Secured Uncommitted Credit Agreement (“Credit Facility”) with an affiliate of our related party owner, which is secured by a first lien of all the assets of MarketWise and its subsidiaries. The Credit Facility expires December 31, 2023 and is an uncommitted revolving credit facility and the lender may elect not to fund any request for borrowings (“Advances”) under the Credit Facility. The Credit Facility can be used by MarketWise to fund acquisitions, finance the build out of our head office or other general corporate purposes and expires in ten years, unless terminated by either party. The Credit Facility carries interest at the Prime Rate plus 2% and is repaid evenly over a five-year term from the date of each Advance. We can prepay any portion of the Advance without premium or penalty.
The Credit Facility contains certain non-financial covenants and we have been in compliance with those covenants.
The following table summarizes the loan payable outstanding:

	As of December 31,
	2020	2019
Advance due May 6, 2020	$—	$1,988
Advance due December 22, 2021	—	3,402
Total principal	$—	$5,390
Less: current portion	—	(4,256)
Total long-term portion of loan payable	$—	$1,134
In June 2020, we repaid all amounts outstanding under the Credit Facility. In February 2021, the Credit Facility was terminated.